TrimTabs ETF Trust

TrimTabs U.S. Free-Cash-Flow ETF (FCFD)

TrimTabs Intl Free-Cash-Flow ETF (FCFI)

Supplement dated August 21, 2015
to the Prospectus and Statement of Additional Information dated January 15, 2015

1.	In the Prospectus, the sentence under the heading “Portfolio Manager” is deleted in its entirety and replaced with the following:

Theodore M. Theodore, CFA is the Fund’s portfolio manager and has managed the Fund since August 2015. Mr. Theodore is also the Executive Vice President of the Adviser.

2.	In the Prospectus, the text under the heading “Portfolio Manager” in the “Fund Management” section is deleted in its entirety and replaced with the following:

Theodore M. Theodore is the portfolio manager responsible for the day-to-day management of the Funds.

Theodore M. Theodore, CFA, Portfolio Manager and Executive Vice President

Mr. Theodore joined the Adviser as Portfolio Manager and Executive Vice President of the Adviser in 2015. Prior to joining TrimTabs in these capacities, Mr. Theodore was an Independent Trustee of TrimTabs ETF Trust since 2014. Mr. Theodore was senior managing director of Quantitative Analysis Services from 2014 to 2015, managing partner at Horizons Advisory from 2012 to 2014, and Chief Investment Officer at Avatar Associates from 1989 to 2012. Mr. Theodore holds a B.A. and an M.B.A. from the University of Michigan. He is a CFA charterholder.

The Funds’ SAI provides additional information about the portfolio manager, including other accounts managed, ownership in the Funds, and compensation.

3.	In the Statement of Additional Information, the tables under the heading “Trustees and Officers” in the “Management of the Funds” section are deleted and replaced with the following:

Name, Address, Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Stephen J. Posner YOB: 1944	Trustee	Since 2014	Financial Advisor, Wunderlich Securities, Inc. (2005-2014).	2	None
David A. Kelly YOB: 1938	Trustee	Since 2015	Founder and President, Three Lakes Advisors, Inc. (1996-present).	2	Member, Audit Committee, Greenwich Historical Society (2011-2013).
Interested Trustee*
Charles Biderman YOB: 1946	Trustee and President of the Trust	Trustee and President since 2014.	Chairman and Portfolio Manager, TrimTabs Asset Management, LLC (1990-present); Founder and Chief Executive Officer, TrimTabs Investment Research (1990-present) ; President, TrimTabs Index Services, LLC (2014-present).	2	None

* Mr. Biderman is an “interested person,” as defined by the Investment Company Act of 1940, as amended, because of his employment with and ownership interest in TrimTabs.

Officers

Name, Address, Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation During Past 5 Years
Theodore M. Theodore YOB: 1940	Vice President	Since 2015	Senior Managing Director, Quantitative Analysis Services (2014-present); Managing Partner, HorizonsAdvisory (2012-2014); Co-Chief Investment Officer, Avatar Associates (1989-2012).
Bernard Frize YOB: 1968	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2015	Director of Compliance and Chief Compliance Officer, Alaric Compliance Services LLC (2007-present).
Jeanette Kirazian YOB: 1961	Principal Financial Officer	Since 2014	Founder, Libertas Accounting Services LLC (2012-present); Chief Financial Officer, Permanens Capital LP (2011-2012); Chief Financial Officer and Chief Compliance Officer, Caravel Management LLC (2009-2011).

4.	In the Statement of Additional Information, the text under the heading “Additional Information about the Trustees” in the “Management of the Funds” section is deleted in its entirety and replaced with the following:

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Stephen J. Posner: Mr. Posner has extensive experience in the securities industry, having served as a general securities representative, registered options principal, and general securities sales supervisor of a broker-dealer.

David A Kelly: Mr. Kelly has extensive experience in the investment management industry, including as founder and president of an investment adviser.

Charles Biderman: Mr. Biderman has extensive experience in the investment management industry, including as a chairman, chief executive officer and portfolio manager of an investment adviser and the founder and chief executive officer of a securities research firm.

The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.

In June 2014, Mr. Posner finalized a Letter of Acceptance, Waiver, and Consent (“AWC”) with FINRA. The AWC included findings by the FINRA staff that, over a 13 month period ending January 31, 2010, Mr. Posner, on behalf of certain customers, had executed sales of unregistered securities without verifying the availability of an exemption from registration for them, in violation of certain federal securities laws and a FINRA rule. Mr. Posner neither admitted nor denied these findings, and in connection with the settlement of the matter agreed to a fine, disgorgement, and a 10-day suspension from association with any FINRA member. The Board considered the AWC and determined that the subject matter of the AWC and Mr. Posner’s settlement with FINRA would not negatively impact his ability to serve as a Trustee.

5.	In the Statement of Additional Information, the table under the heading “Compensation of Trustees” in the “Management of the Funds” section is deleted and replaced with the following:

Independent Trustees	Compensation	Compensation Deferred	Total Compensation from the Fund Complex Paid to Trustee
Stephen J. Posner	$16,000	$0	$16,000
David A. Kelly**	$4,000	$0	$4,000
Interested Trustee
Charles Biderman***	$0	$0	$0

* Trustee compensation is allocated across the series of the Fund Complex on the basis of assets under management.

** Mr. Kelly was appointed to serve as an Independent Trustee on August 11, 2015. The table shows the estimated compensation that is contemplated to be paid to Mr. Kelly for the current fiscal year.

*** Mr. Biderman is an “interested person,” as defined by the Investment Company Act, because of his employment with and ownership interest in the Adviser.

6.	In the Statement of Additional Information, the table in the “Portfolio Manager” section is deleted and replaced with the following:

The following table provides information about the portfolio manager who has day-to-day responsibility for management of the Funds. The reporting information is provided as of August 10, 2015:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Performance Fee Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Theodore M. Theodore	2	$265	0	$0	0	$0	0	$0

7.	In the Statement of Additional Information, the following is added to the “Portfolio Manager” section:

Portfolio Manager Ownership in the Fund. The Adviser has provided the following information regarding the portfolio manager's ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of August 10, 2015
Theodore M. Theodore	None

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